POWER OF ATTORNEY

Know all by these presents,that the

undersigned hereby constitutes and

appoints Anabelle Perez Gray the

undersigned's true and lawful

attorney-in-fact to:

(1) execute for and on behalf of the

undersigned a Form ID application to be

filed with the Securities and Exchange

Commission to obtain EDGAR codes for the

undersigned;

(2) execute for and on behalf of the

undersigned Forms 3, 4, and 5 with respect

to the securities of Corindus Vascular

Robotics, Inc. (the "Company") in accordance

with Section 16(a) of the Securities and

Exchange Act of 1934 and the rules

thereunder;

(3) do and perform any and all acts for and

on behalf of the undersigned which may be

necessary or desirable to complete and execute

any such Form ID application or Form 3, 4, or 5,

complete and execute any amendment or amendments

thereto, and timely file such forms with the United

States Securities and Exchange Commission

and any stock exchange or similar authority;

and

(4) take any other action of any type

whatsoever in connection with the foregoing

which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of,

or legally required by, the undersigned, it

being understood that the documents executed

by such attorney-in-fact on behalf of the

undersigned pursuant to this Power of

Attorney shall be in such form and shall

contain such terms and conditions as such

attorney-in-fact may approve in such

attorney-in-fact's discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority

to do and perform any and every act and

thing whatsoever requisite, necessary, or

proper to be done in the exercise of any

of the rights and powers herein granted,

as fully to all intents and purposes as the

undersigned might or could do if personally

present, with full power of substitution or

revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such

attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by

virtue of this power of attorney and the

rights and powers herein granted.  The

undersigned acknowledges that the foregoing

attorneys-in-fact, in serving in such capacity

at the request of the undersigned, are not

assuming, nor is the Company assuming, any of

the undersigned's responsibilities to comply with

Section 16 of the Securities Exchange Act of 1934,

as amended.

This Power of Attorney shall remain in full force

and effect until the undersigned is no longer

required to file Forms 3, 4, and 5 with respect to

the undersigned's holdings of and transactions in

securities issued by the Company, unless earlier

revoked by the undersigned in a signed writing

delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed this 19th day

of May 2014.

/s/ Michael Mashaal